UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 2020

Lux Amber, Corp.
(Exact name of registrant as specified in its charter)

Nevada	333-225545	98-1414834
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

145 Rose Lane, Suite 102, Frisco, Texas 75036

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (214) 695-4252

________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock	LXAM	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This amendment to Current Report on Form 8-K/A (this “Report”) amends that certain Current Report on Form 8-K originally filed with the Securities and Exchange Commission on April 1, 2020.

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FORWARD-LOOKING STATEMENTS

Certain statements in this Report are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. When used in this Report, words such as “may,” “should,” “seek,” “believe,” “expect,” “anticipate,” “estimate,” “project,” “plan,” “goal,” “intend,” “strategy” and similar expressions are intended to identify forward-looking statements regarding events, conditions and financial trends that may affect the Company’s future plans, operations, business strategies, operating results and financial position. Forward-looking statements are subject to a number of known and unknown risks and uncertainties (including the risks contained in the section of this report entitled “Risk Factors”) that could cause the Company’s actual results, performance or achievements to differ materially from those described or implied in the forward-looking statements and its goals and strategies to not be achieved.

You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this Report. The Company does not undertake any responsibility to publicly update or revise any forward-looking statement or report.

Item 2.01. Completion of Acquisition or Disposition of Assets.

Pursuant to an Agreement and Plan of Merger dated March 23, 2020 (the “Merger Agreement”), by and among Lux Amber, Corp., a Nevada corporation (“Lux Amber” or the “Company”), Worldwide Specialty Chemicals Inc., a Delaware corporation (“Worldwide”), and its subsidiary WSC Newco, Inc., a Delaware corporation (“WSC Newco”):

(a) Worldwide transferred substantially all of its business assets to WSC Newco, and

(b) Worldwide merged with and into the Company, with the Company remaining as the surviving corporation (the “Merger”).

On March 26, 2020, the Merger transaction closed, and two state filings formalized the Merger: a certificate of merger filed with the Delaware Secretary of State, and articles of merger filed with the Nevada Secretary of State.

Following the Merger, WSC Newco, Inc. amended its charter to reflect a change of name to “Worldwide Specialty Chemicals Inc.” and it continues the business historically conducted by Worldwide, in its capacity as a wholly-owned subsidiary of the Company.

As a consequence of the Merger, Lux Amber is no longer an early stage development company.  Lux Amber will carry forward the historical operating businesses of Worldwide and its operating subsidiaries:  Industrial Chem Solutions Inc., and Safeway Pest Elimination LLC.

The current stock symbol for the Company’s common stock is LXAM.  A formal stock symbol change for the Company will be effected following a filing with and approval of FINRA.

Pursuant to the Merger Agreement, each of the 28,053,167 shares of Worldwide common stock issued and outstanding prior to the Merger have been automatically converted into and exchangeable for an equivalent number of fully paid and non-assessable shares of Company common stock.

Also pursuant to the Merger Agreement, the officers and directors of the Company prior to the Merger resigned on the effective date of the Merger. Also pursuant to the Merger Agreement, and prior to her resignation, the sole director of the Company elected Messrs. E. Thomas Layton and Paul Williams to the Company’s Board of Directors.

As a consequence of the change in the Company’s stock ownership and the change in the composition of the Company’s Board of Directors, the Merger has resulted in a change of control of the Company.

The Merger Agreement is filed as an Exhibit to this Current Report on Form 8-K. The foregoing description of the Merger Agreement does not purport to be complete and is qualified by reference to the Merger Agreement.

Unless the context otherwise requires, all future references in this Report to “we,” “us,” “our company,” “our,” or the “Company” refer to the blended enterprise comprised of Lux Amber, Corp. and its subsidiaries Worldwide Specialty Chemicals Inc. (formerly WSC Newco), Industrial Chem Solutions Inc.(“ICS”), and Safeway Pest Elimination LLC (“SPE”).

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Description of Business

The Company was incorporated in the State of Nevada on January 19, 2018 and, until the Merger, was a development stage company.

The accounting acquirer (legal acquiree) in the Merger, Worldwide, was incorporated in Delaware on March 26, 2014. On the effective date of the Merger, the business of Worldwide became the only business of Lux Amber, Corp., which prior to the Merger was a shell company.

Business Overview

The Company is an international specialty chemical company with many products that are friendly to the environment. The common description is “green chemicals.”  The Company has degreed chemists and consultants on staff with years of successful experience in the specialty chemical industry.  The term “specialty chemicals” is best defined by those chemicals whose formulas allow the chemical compounds to perform a specific function for a class of customers.

The Company currently operates from a 12,000 square foot chemical production and distribution facility, from which they market a number of specialty chemicals. Most of the chemical formulas are protected by trade secrets.  For certain specific markets, the Company provides customized applications systems that assure safe and proportioned product delivery.

Products and Services

Decontamination Products

The Company has an arrangement whereby it sells a patented decontamination product worldwide.  The product has been used in the United States and internationally to remove radioactive materials and toxic industrial chemicals, including mercury and lead.

Chemical Products

Industrial Chem Solutions’ products utilize all natural and renewable resources, contain no dangerous chemicals or additives, and offer “green” solutions to its customers. Its product line includes asphalt release agents, industrial cleaners, environmental remediation gels, odor control agents, and consumer friendly cleaners for a wide range of uses, including construction, environmental remediation, hazardous materials cleanup, nuclear decommissioning, industrial cleaning, and odor control.  Industrial Chem Solutions takes pride in noting that all of the ingredients in its products are selected from the EPA’s Design for the Environment (DfE) list.  The full range of products in Industrial Chem Solutions’ product line is described on its website: www.industrialcsi.com

Safeway Pest Elimination refines, packages and markets compound derived from natural sources that are formulated to eliminate and/or control pests.

Product research and development is an ongoing and continuous process at Industrial Chem Solutions and Safeway Pest Elimination.

Intellectual Property

The family of decontamination products current sold by the Company is protected by a patent held by CBI Polymers, Inc. (CBI). Although not explicitly addressed in the Company’s Exclusive Patent License Agreement with CBI, CBI has historically permitted the Company to use its trademarks for sales purposes.

The formulas of certain products manufactured and sold by Industrial Chem Solutions are protected by trademarks held by Industrial Chem Solutions.

Competition

The Company competes with a wide variety of companies in the specialty chemical sales industry.  Competition ranges from large multinational companies to local resellers.

The Company considers one or two of its small-to-medium-sized business competitors to potentially be attractive acquisition targets.

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Employees

As of December 31, 2019, the Company had eight full-time employees and five paid consultants. The employees are not covered by a collective bargaining agreement.  The Company believes that it maintains good relations with its employees.

Description of Property

The Company’s corporate offices are located at 145 Rose Lane, Suite 102, Frisco, Texas 75036, where the Company has 12,000 square feet of office and production space under lease.  Pursuant to an office lease dated September 1, 2019, the Company is required to make monthly lease payments of $10,400 per month.  The lease expires on October 31, 2022.

Legal Proceedings

The Company is not currently involved in any material legal proceedings.

Government Regulation

The products sold by the Company are regulated by federal and state authorities in the United States. The Company believes it is in compliance with federal and state requirements in order that it may continue to sell products to its clients consistent with applicable laws and regulations.

Risk Factors

The Company’s limited operating history may not serve as an adequate basis to judge its future prospects and results of operations. The Company has a relatively limited operating history. Its limited operating history makes it difficult for investors to evaluate its business. An investor in its securities must consider the risks, uncertainties and difficulties frequently encountered by companies in rapidly evolving markets.

The Company will need additional financing to implement its business plan. The Company will need additional financing to fully implement its business plan. There are no assurances that additional financing will be available on favorable terms, or at all. If additional financing is not available, the Company will need to reduce, defer or cancel development programs, planned initiatives and overhead expenditures. The failure to adequately fund its capital requirements could have a material adverse effect on the Company’s business, financial condition and results of operations. Moreover, the sale of additional equity securities to raise financing will result in additional dilution to the Company’s stockholders and incurring additional indebtedness could involve the imposition of covenants that restrict the Company’s operations.

The Company may not successfully manage its growth. The Company’s success will depend upon the expansion of its operations and the effective management of its growth, which will place a significant strain on its management and on its administrative, operational and financial resources. To manage this growth, the Company must expand its facilities, augment its operational, financial and management systems, and hire and train additional qualified personnel. If it is unable to manage its growth effectively, its business would be harmed.

The Company relies on key executive officers, and their knowledge of its business and technical expertise would be difficult to replace. The Company is highly dependent on its Chairman and Chief Executive Officer, E. Thomas Layton, and on its Vice-Chairman and Chief Financial Officer, Paul O. Williams. If one or more of the Company's senior executives or other key personnel are unable or unwilling to continue in their present positions, the Company has developed a succession plan for both Mr. Layton and Mr. Williams.

The Company may never pay dividends to its common stockholders. The Company currently intends to retain its future earnings to support operations and to finance expansion; accordingly, the Company does not anticipate paying any cash dividends in the foreseeable future. The declaration, payment and amount of any future dividends on common stock will be at the discretion of the Company’s Board of Directors, and will depend upon, among other things, earnings, financial condition, capital requirements, level of indebtedness and other considerations the Board of Directors considers relevant. There is no assurance that future dividends will be paid on common stock or, if dividends are paid, the amount thereof.

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The Company may be unable to successfully integrate future acquisitions with its operations or realize all of the anticipated benefits of such acquisitions. The Company hopes to be able to grow in part through acquisitions, though there can be no assurance that it will be able to do so. Failure to successfully integrate future acquisitions, if any, in a timely manner may have a material adverse effect on its business, financial condition, results of operations, and cash flows. The difficulties of combining acquired operations include, among other things:

•	operating a significantly larger combined organization;

•	consolidating corporate technological and administrative functions;

•	integrating internal controls and other corporate governance matters; and

•	diverting management’s attention from other business concerns.

In addition, the Company may not realize all of the anticipated benefits from future acquisitions, if any, such as increased earnings, cost savings, and revenue enhancements, for various reasons, including difficulties integrating operations and personnel, higher and unexpected acquisition and operating costs, unknown liabilities, and fluctuations in markets. If benefits from future acquisitions do not meet the expectations of investors or analysts, the market price of the Company’s common stock may decline. However, the Company does recognize that Messrs. Layton and Williams have extensive experience in assimilating acquisitions into operating companies.

The Company depends on its ability to maintain relationships with industry participants. The Company’s ability to maintain commercial arrangements with customers and suppliers depends on its ability to maintain close working relationships with industry participants. There can be no assurance that the Company will be able to maintain the strategic relationships developed by its CEO, E. Thomas Layton and other key executives. Nor can there be any assurance that the Company will be able to establish additional necessary strategic relationships, in which case the opportunity to maintain or grow its business may be negatively affected.

The Company’s future business of its decontamination products is somewhat dependent upon government spending, which is beyond the Company’s control. The Company’s DeconGel™ decontamination products have been marketed chiefly to governmental agencies, primarily the Department of Defense and the Department of Energy. The Company has demonstrated its products at the Idaho, Los Alamos, and Oak Ridge National Laboratories, and the Hanford Nuclear Site, as well as at various U.S. Navy facilities. Budgets for these facilities and the departments that operate them are set by Congress and are subject to political priorities and decisions and vary from year to year. A reduction in funding for these departments and/or for decontamination services within these departments could in turn reduce demand for the Company’s products and have a material adverse effect on its financial condition and results of operations.

Changes in technology may render the Company’s products or services obsolete. The decontamination chemical industry may be substantially affected by changes in technology. New and more active compounds may be discovered that weigh less or require less volume or different manufacturing, application, or disposal methods, or which have other advantages over the products we sell. As a result, the Company’s products may become obsolete and be replaced with other products. While it may attempt to adapt and develop or represent new products, there can be no assurance that it will have sufficient resources to fund these changes or that these changes will ultimately prove successful.

The industries in which the Company operate are competitive. This competition may affect its market share or prevent it from raising prices at the same pace as its costs increase, making it difficult for it to maintain existing business and win new business. The Company operates in competitive markets. Certain of its competitors have substantially greater financial and technical resources than it does. Additionally, new competitors may enter its markets. The Company may be required to reduce prices if its competitors reduce prices, or as a result of any other downward pressure on prices for its products, which could have an adverse effect on the Company. If it is unable to compete successfully, its financial condition and results of operations could be adversely affected.

The Company’s common stock is classified as a “penny stock.” Rule 3a51-1 of the Securities Exchange Act of 1934 establishes the definition of a “penny stock,” for purposes relevant to us, as any equity security that has a minimum bid price of less than $5.00 per share or with an exercise price of less than $5.00 per share, subject to a limited number of exceptions which are not available to us. Once the Company’s common stock commences trading, it is likely that the Company’s common stock will be considered a penny stock for the immediately foreseeable future.

For any transaction involving a penny stock, unless exempt, the penny stock rules require that a broker or dealer approve a person’s account for transactions in penny stocks and the broker or dealer receive from the investor a written agreement to the transaction, setting forth the identity and quantity of the penny stock to be purchased. In order to approve a person’s account for transactions in penny stocks, the broker or dealer must obtain financial information and investment experience and objectives of the investor, make a reasonable determination that transactions in penny stocks are suitable for that person, and make a reasonable determination that that person has sufficient knowledge and experience in financial matters to be capable of evaluating the risks of transactions in penny stocks.

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The broker or dealer must also provide disclosure to its customers, prior to executing trades, about the risks of investing in penny stocks in both public offerings and in secondary trading, the commissions payable to both the broker-dealer and the registered representative, and the rights and remedies available to an investor in cases of fraud in penny stock transactions.

Because of these regulations, broker-dealers may not wish to furnish the necessary paperwork and disclosures and/or may encounter difficulties in their attempt to buy or sell shares of the Company’s common stock, which may in turn affect the ability of Company stockholders to sell their shares.

Accordingly, the penny stock classification will adversely affect any market liquidity for the Company’s common stock, and subjects the shares to certain risks associated with trading in penny stocks. These risks include difficulty for investors in purchasing or disposing of shares, difficulty in obtaining accurate bid and ask quotations, difficulty in establishing the market value of the shares, and a lack of securities analyst coverage.

During March 2020, a global pandemic was declared by the World Health Organization related to the rapidly growing outbreak of a novel strain of coronavirus ("COVID-19"). The pandemic has significantly impacted the economic conditions in the U.S., accelerating during the first half of March, as federal, state and local governments react to the public health crisis, creating significant uncertainties in the U.S. economy. In March 2020, we noticed a strong decline in orders from our customers, as businesses around the country began to cease their operations due to COVID-19. In an attempt to mitigate the ongoing impact of the pandemic on our cash flows certain actions were taken. The actions include targeted reductions in discretionary operating expenses such as advertising and payroll expenses, reducing capital expenditures, and reducing travel for business development purposes.

The Paycheck Protection Program (“PPP”) loan is a loan from the U.S. Small Business Administration (“SBA”) that helps businesses keep their workforce employed during the Coronavirus (COVID-19) crisis. SBA will forgive loans if all employees are kept on the payroll for eight weeks and the money is used for payroll, rent, mortgage interest, or utilities.  On May 8, 2020, the Company received a PPP loan in the  amount of $100,344.

Continued impacts of the pandemic have had a material adverse impact on our revenues, earnings, liquidity and cash flows, and may require additional actions in response, including, but not limited to, employee layoffs, reduced production, or further expense reductions, all in an effort to mitigate such impacts. The extent of the impact of the pandemic on our business and financial results will depend largely on future developments, including the duration of the spread of the outbreak within the U.S., and the related impact on consumer confidence and spending, all of which are highly uncertain and cannot be predicted. This situation is rapidly changing and additional impacts to the business may arise that we are not aware of currently. While the disruption is currently expected to be temporary, there is uncertainty around the duration. The ultimate impact of the pandemic on the Company’s results of operations, financial position, liquidity or capital resources cannot be reasonably estimated at this time.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

The following discussion of the financial condition and results of operation of the Company should read in conjunction with the financial statements and the notes to those statements included in this Report.

Forward-Looking Statements

The following Management’s Discussion and Analysis of Financial Condition and Results of Operations (MD&A) is intended to help you understand its historical results of operations during the periods presented and its financial condition. This MD&A should be read in conjunction with its financial statements and the accompanying notes and contains forward-looking statements that involve risks and uncertainties and assumptions that could cause its actual results to differ materially from management’s expectations. See the sections entitled “Forward-Looking Statements” and “Risk Factors” above.

OVERVIEW

Revenues during the year ended December 31, 2019, were $976,671 and $1,164,304 during the year ended December 31, 2018. During the year ended December 31, 2019, the Company concentrated its efforts on (a) testing and marketing of its products; (b) customer acquisition; and (c) sourcing and developing new products to fulfill customers’ requirements.

Results of Operations for the year ended December 31, 2019 compared to the year ended December 31, 2018

Revenues

For the year ended December 31, 2019, its revenues were $976,671, and for the same period in 2018, the Company had $1,164,304 in revenue.

Operating Expenses

For the year ended December 31, 2019, its operating expenses totaled $3,681,479. These primarily consisted of general and administrative costs of $3,358,631, selling expenses of $150,602 and $172,246 of depreciation/amortization expense.

For the year ended December 31, 2019, the general and administrative costs of $3,358,631 can be broken down into four major categories: 1) fees related to being a reporting entity, 2) business development, 3) wages, and 4) other/miscellaneous expenses. The majority of the costs are fees related to being a reporting entity, which total $2,371,816. These fees comprise audit fees of $45,532, accounting fees of $95,334, filing and legal fees of $36,887, consulting fees of $174,374, and officer’s compensation paid of $177,500. Non-cash expenses recorded also include $1,650,145 of stock compensation expense and accrued officer’s compensation of $192,044. Business development expenses were $294,875, wages were $395,733, and other/miscellaneous expenses of $296,207.

For the year ended December 31, 2018, its operating expenses totaled $3,421,806. These consisted of general and administrative costs of $3,031,201; selling expenses of $279,739; and $110,866 of depreciation expense. The increase in overall operating expenses is negligible overall when compared to the total operating expense for 2019.

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For the year ended December 31, 2018, the general and administrative costs of $3,031,201 can be broken down into five major categories: 1) fees related to being a reporting entity, 2) start-up costs, 3) business development, 4) wages, and 5) other/miscellaneous expenses. The majority of the costs are fees related to being a reporting entity, which total $1,958,467. These fees comprise audit fees of $153,001, accounting fees of $93,045, filing and legal fees of $65,197, consulting fees of $154,644, and officer’s compensation paid of $258,427. Non-cash expenses recorded also included are $1,171,503 of stock compensation expense and $62,650 of accrued officer’s compensation. Start-up costs were $29,460, business development expenses were $739,432, wages were $110,024, and other/miscellaneous expenses of $193,818.

General and Administrative Expenses
Year Ended December 31, 2019

	WSC	ICS	SPE	PCNM	Total
Reporting Issuer Relating Expenses
Audit Fees	$45,532	$0	$0	$0	$45,532
Accounting Fees	95,334	-	-	-	95,334
Filing Fees	4,197	-	-	-	4,197
Legal Fees	32,690	-	-	-	32,690
Consulting Fees	120,180	54,194	-	-	174,374
Stock Compensation	1,650,145	-	-	-	1,650,145
Officer's Compensation Paid	177,500	-	-	-	177,500
Officer's Compensation Accrued	192,044	-	-	-	192,044

Business Development	216,935	45,991	31,159	790	294,875

Wages	116,838	204,688	74,207	-	395,733
Other/Misc.	98,824	195,487	(6)	1,902	296,207

	$2,750,219	$500,360	$105,360	$2,692	$3,358,631

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General and Administrative Expenses
Year Ended December 31, 2018

	WSC	ICS	SPE	PCNM	Total
Reporting Issuer Relating Expenses
Audit Fees	$152,687	$314	$0	$0	$153,001
Accounting Fees	93,045	-	-	-	93,045
Filing Fees	11,720	-	-	-	11,720
Legal Fees	32,764	-	-	20,713	53,477
Consulting Fees	154,644	-	-	-	154,644
Stock Compensation	1,171,503	-	-	-	1,171,503
Officer's Compensation Paid	258,427	-	-	-	258,427
Officer's Compensation Accrued	62,650	-	-	-	62,650

Start-Up Costs	-	-	27,018	2,442	29,460

Business Development	695,716	10,716	-	33,000	739,432

Wages	24,000	86,024	-	-	110,024
Other/Misc.	114,807	72,710	-	6,301	193,818

	$2,771,963	$169,764	$27,018	$62,456	$3,031,201

Liquidity and Capital Resources

During the year ended December 31, 2019, the primary sources of liquidity were cash flows from financing activities, and in particular, proceeds from issuance of convertible notes payable and the sale of common stock.

The Company had total assets of $4,044,935 and $3,068,030 as of December 31, 2019 and 2018, respectively. Its current assets at December 31, 2019, consisted of $408,338 in cash, $85,359 in receivables, $145,747 in inventory and $92,068 in prepaid expenses and other current assets and its long-term assets were $3,313,423. Its current assets at December 31, 2018, consisted of $104,812 in cash, $51,997 in receivables, $69,197 in inventory and $30,077 in prepaid expenses and other current assets and its long-term assets were $2,811,946.

As of December 31, 2019, the Company had total liabilities totaling $1,899,935  including $922,007 in accounts payable and other accrued expenses, $512,889 in notes payable, which includes $500,000 in convertible notes payable, and $439,240 in right of use liabilities. As of December 31, 2018, the Company had total liabilities totaling $849,482 including $757,813 in accounts payable and other expenses and $91,669 in notes payable.

At December 31, 2019, the Company had stockholders’ equity of $2,145,000 and $2,218,548 at December 31, 2018.

The Company has incurred net losses since inception. Its cash position is insufficient to meet its anticipated continuing operating expenses, and its independent registered public accounting firm has issued a going concern opinion. This means there is substantial doubt that it can continue as an ongoing business unless it alters its business model and/or obtain additional capital, so it can pay its ongoing operational costs. The Company has significantly altered its business model to the point where it believes these changes alone will make the Company self-sustaining, although there is no assurance that this will happen. In addition, it continues to seek investment capital in the belief that this will allow more rapid growth and make its ability to continue operations less doubtful.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern, which contemplates the Company will need additional financing to fund additional material capital expenditures and to fully implement its business plan. There are no assurances that additional financing will be available on favorable terms, or at all. If additional financing is not available, the Company will need to reduce, defer or cancel development programs, planned initiatives and overhead expenditures as a way to supplement the cash flows generated by operations. The failure to adequately fund its capital requirements could have a material adverse effect on its business, financial condition and results of operations. Moreover, the sale of additional equity securities plus derivative securities to raise financing will result in additional dilution to the Company’s stockholders and incurring additional indebtedness could involve the imposition of covenants that restrict its operations. Management, in the normal course of business, is trying to raise additional capital through sales of common stock as well as seeking financing from third parties, via both debt and equity, to balance the Company’s cash requirements and to finance specific business initiatives.

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Critical Accounting Policies

Certain critical accounting policies affect the more significant judgments and estimates used in the preparation of the Company’s financial statements. These policies are contained in Note 1 to the consolidated financial statements.

Use of Estimates and Assumptions

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Fair Value of Financial Instruments

FASB ASC 825-10 requires disclosure of fair value information about certain financial instruments, including, but not limited to, cash and cash equivalents, accounts receivable, prepaid expenses, accounts payable, accrued expenses and notes payable. Fair value estimates discussed herein are based upon certain market assumptions and pertinent information available to management at December 31, 2019 and 2018. The carrying value of the financial instruments included in the Company’s consolidated financial statements approximated their fair values.

The carrying value of cash and cash equivalents, accounts receivable, accounts payable and accrued liabilities are carried at, or approximate, fair value as of the reporting date because of their short-term nature.

The carrying value of the notes payable approximates fair value as they bear market rates of interest.

Revenue Recognition

Adoption of New Accounting Standard: On January 1, 2018, the Company adopted ASU 2014-09 Revenue from Contracts with Customers and all subsequent amendments to the ASU (collectively, “ASC 606”), which (i) creates a single framework for recognizing revenue from contracts with customers that fall within its scope and (ii) revises when it is appropriate to recognize a gain (loss) from the transfer of nonfinancial assets. The majority of the Company’s revenues come sales without formal contracts from customers, that are outside the scope of ASC 606. Refer to Note 11 Revenue from Contracts with Customers for further discussion on the Company’s accounting policies for revenue sources within the scope of ASC 606.

Accounts Receivable and Allowance for Doubtful Accounts

Accounts receivable are recorded at invoiced amount and generally do not bear interest. An allowance for doubtful accounts is established, as necessary, based on past experience and other factors which, in management's judgment, deserve current recognition in estimating bad debts. Such factors include growth and composition of accounts receivable, the relationship of the allowance for doubtful accounts to accounts receivable, and current economic conditions. The determination of the collectability of amounts due requires the Company to make judgments regarding future events and trends. Allowances for doubtful accounts are determined based on assessing the Company’s portfolio on an individual customer and on an overall basis. This process consists of a review of historical collection experience, current aging status of the customer account, and the financial condition of the Company’s customers. Based on a review of these factors, the Company establishes or adjusts the allowance for specific customers and the accounts receivable portfolio as a whole. At December 31, 2019 and 2018, the allowance for doubtful accounts was $0.

Stock-Based Compensation.

The Company recognizes the fair value of the stock-based compensation awards as wages in the accompanying statements of operations on a straight-line basis over the vesting period based on the Black-Scholes option pricing model based on a risk-free interest rate from 1.60-2.56% in 2019, dividend yield of 0%, expected life of 3.25 - 5 years and volatility of 71.70%; and 2.55-2.85% in 2018, dividend yield of 0%, expected life of 3.25 – 10 years and volatility of 71.70%.

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Off Balance Sheet Transactions and Related Matters

Other than operating leases discussed in Note 6 to the consolidated financial statements, there are no off-balance sheet transactions, arrangements, obligations (including contingent obligations), or other relationships with unconsolidated entities or other persons that have, or may have, a material effect on financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources of the Company.

Disclosure of Contractual Obligations

The Company leases an office space that houses the production facilities and corporate offices for a 37-month period.

As discussed in Note 3 of the consolidated financial statements, the Company is party to certain debt instruments related to its vehicles and equipment.

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Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information with respect to the beneficial ownership of the Company’s common stock, as of April 1, 2020 (after giving effect to the Merger). The Company’s common stock is the only outstanding class of voting securities, and the following table sets forth the voting power resulting from such beneficial ownership, by

•	each stockholder known by the Company to be the beneficial owner of more than 5% of the Company’s outstanding common stock;

•	each director of the Company;

•	each executive officer of the Company; and

•	all directors and executive officers of the Company as a group.

Amount of Beneficial Ownership

Beneficial Owner (1)	Shares		Percentage of Shares
E. Thomas Layton, CEO, director (2)	5,850,000	(3)	19.7%

Paul O. Williams, CFO, director (2)	3,900,000	(4)	13.7%

Ernest K. F. Lum Honolulu, Hawaii	4,710,618	(5)	16.6%

Karl M. Taft III Dallas, Texas	4,370,000	(6)	15.4%

Directors and executive officers as a group (2 persons)	9,750,000		33.4%

____________________

(1)	Except as noted below, each beneficial owner has sole voting and investment power with respect to all shares attributable to that owner.
(2)	The address for each such beneficial owner is 145 Rose Lane, Suite 102, Frisco, Texas 75036.
(3)

Includes 1,300,000 shares of Common Stock issuable upon the exercise of stock options which are exercisable within 60 days.  Also includes 100,000 shares of Common Stock issuable upon the exercise of stock options owned by Mr. Layton’s spouse and which are exercisable within 60 days.  Ownership of such shares is attributed to Mr. Layton.

(4)

Includes 400,000 shares of Common Stock issuable upon the exercise of stock options which are exercisable within 60 days. Also includes 100,000 shares of Common Stock issuable upon the exercise of stock options owned by Mr. Williams’ spouse and which are exercisable within 60 days.  Ownership of such shares is attributed to Mr. Williams.

(5)	Includes 300,000 shares of Common Stock issuable upon the exercise of stock options which are exercisable within 60 days.
(6)

Includes 1,020,000 shares of Common Stock owned by Mr. Taft’s spouse. Ownership of such shares is attributed to Mr. Taft. Also includes 400,000 shares of Common Stock issuable upon the exercise of stock options which are exercisable within 60 days.

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Directors and Executive Officers

E. Thomas Layton, 84, has been Chairman, CEO and Director of the Company since September 2015. From January 2014 until May 2018 he also served as the Company’s Chief Financial Officer and Chief Accounting Officer. From January 2014 until September 2015 he was the senior advisor to ICS, formerly known as KT Chemicals, Inc. From 2013, he was CEO and is currently the Chairman of CBI Polymers, Inc., and for nine months in 2012 he was Acting CEO of LAXAIOSR, a clinical research organization. From 1998 until 2014 he was also an independent consultant to a variety of companies. From 1998 until 2009 most of his consulting clients were in the chemical industry, although beginning in 2009 and continuing through 2010, 2011 and 2012 he was consulting primarily to real estate related businesses including hotels and commercial developments, assisting them with restructuring and refinancing. In the course of this work he also served as a court authorized debtor-in-possession manager, shepherding real property projects through Chapter 11 Bankruptcy. From 1994 to 1998 he was CEO of Deepwater Iodide (now Deepwater Chemicals), and from 1976 to 1990 he was CEO of Bishopric, Inc., a construction engineering and manufacturing business which he grew from sales of $9 million to $122 million. Prior to that he managed the worldwide chemical business of G.D. Searle, and prior to that he worked in positions of increasing responsibility at Mallinckrodt Chemical, ultimately reporting directly to the Chairman of the Board. He holds an AB Degree from Central Methodist College with a major in Chemistry. Mr. Layton is CEO and a Director of the Company because of his long and successful history in sales and management, especially in the chemical industry.

Paul O. Williams, 63, has been the Chief Financial Officer since May 18, 2018. Mr. Williams was appointed to the Board of Directors of the Company. Contemporaneously with such appointment, the Board of Directors of the Company appointed Mr. Williams to assume the role of Chief Financial Officer.

Mr. Williams graduated from Austin College in Sherman, Texas is 1978 and the Institute for Organization Management in Washington, DC in 1982. Since 2007, Mr. Williams has served as Chief Executive Officer of Bison Financial Group, Inc. in Plano, Texas, a corporate financial advisory and business development firm serving middle market growth companies. Mr. Williams personally provides corporate financial advisory and business development consulting services.

In addition, Mr. Williams also serves as an officer and director of two other public companies. Mr. Williams currently serves as Vice Chairman of the Board, Chief Financial Officer, and Treasurer of Financial Gravity Companies, Inc. (OTCQB: FGCO) in Austin, Texas since 2015. Mr. Williams also currently serves as Chairman of the Board & Chief Financial Officer of Light Engine Design Corp. (OTC: TLED) in Frisco, Texas since 2017.

Mr. Williams also serves as Vice Chairman of the Board of Dynamic Chemical Solutions, Inc. in Frisco, Texas since 2016;

Mr. Williams served five years on the Board of the Texas Economic Development Council in Austin. He is a past Chairman of the Board of the Frisco Chamber of Commerce and recently completed his 12th year on their Board of Directors. He is also a recipient of the CFO of the Year award for North Texas by the Dallas Business Journal.

Executive Compensation

Summary Compensation Table

The particulars of compensation paid to the following persons during the fiscal periods ended December 31, 2019 and 2018 are set out in the summary compensation table below:

•	our Chief Executive Officer (Principal Executive Officer);

•	our Chief Accounting Officer (Principal Financial Officer);

•

each of our three most highly compensated executive officers, other than the Principal Executive Officer and the Principal Financial Officer, who were serving as executive officers at the end of the fiscal years ended December 31, 2019 and 2018; and

•

up to two additional individuals for whom disclosure would have been provided under the item above but for the fact that the individual was not serving as our executive officer at the end of the fiscal years ended December 31, 2019 and 2018.

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Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus	Stock Awards	Option Awards	All Other Compensation ($) (1)	Total ($)
E. Thomas Layton, CEO	2019	96,250	-	-	-	24,000	120,250
	2018	110,000				24,000	134,000

Paul O. Williams, CFO	2019	81,250	-	-	-	-	81,250
	2018	111,250					111,250

__________

(1)	All Other Compensation for Mr. Layton comprises reimbursement of certain medical expenses and health insurance premiums.

Effective January 1, 2020, Mr. Layton entered into an employment agreement with the Company, providing for annual compensation of $350,000 per year plus a discretionary bonus premised upon Company performance, in consideration of his services as Chief Executive Officer. The agreement has a three-year term and renews automatically unless otherwise terminated.

Effective January 1, 2020, Mr. Williams entered into an employment agreement with the Company, providing for annual compensation of $300,000 per year plus a discretionary bonus premised upon Company performance, in consideration of his services as Chief Financial Officer. The agreement has a three-year term and renews automatically unless otherwise terminated.

There are no other agreements in place or contemplated to provide additional compensation to any officer or director. The Company does not have retirement, pension, profit sharing, or insurance programs or other similar programs for the benefit of its officers and directors.

Compensation of Directors

The Company’s directors receive no ongoing compensation for their services as directors. The Company has not established any standard arrangements pursuant to which directors have been compensated for their services, although all directors are reimbursed for out-of-pocket expenses, including those incurred in connection with attendance at Board of Directors meetings. The Company may establish a compensation plan for its directors in the future.

Independence of Directors

The Company’s common stock is quoted through the OTC Bulletin Board System.  For purposes of determining whether members of the Company’s Board of Directors are “independent,” the Company’s Board utilizes the standards set forth in the NASDAQ Stock Market Marketplace Rules.  At present, the Company’s entire Board serves as its Audit, Compensation and Nominating Committees.  The Company’s Board of Directors has determined that, of the Company’s present directors, Messrs. Layton and Williams are not “independent directors” since they serve as executive officers of the Company.  The Board also determined that Mr. Williams should participate in the audit committee functions being performed by the entire Board in light of his background and experience in financial and accounting matters. The Board of Directors of the Company also has determined that Paul O. Williams qualifies as an “audit committee financial expert,” as that term is defined in Item 401(d)(5) of Regulation S-K, although as noted above, he is not considered an independent director.

Description of Securities

We currently have authorized capital of 100,000,000 shares, all of which is common stock, par value $.0001 per share (the “Common Stock”). As of April 1, 2020, the Company has outstanding 28,055,167 shares of Common Stock.

Common Stock

The holders of Common Stock are entitled to one vote for each share held of record on all matters submitted to a vote of the stockholders and do not have cumulative voting rights. Upon liquidation, dissolution or winding up of the Company, holders of Common Stock will be entitled to share ratably in all of the Company’s assets that are legally available for distribution, after payment of all debts and other liabilities. The holders of Common Stock have no preemptive, subscription, or redemption rights.

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Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Price Range of Common Stock

The Company’s Common Stock is traded in the over-the-counter market and quoted under the symbol LXAM through the OTC Bulletin Board System. The following are the high and low sales prices for the Company’s Common Stock for the periods reflected below, as reported by Yahoo Finance:

Fiscal Year Ended April 30, 2019	High	Low

First Quarter	N/A	N/A
Second Quarter	N/A	N/A
Third Quarter	N/A	N/A
Fourth Quarter	N/A	N/A

Fiscal Year Ended April 30, 2020	High	Low

First Quarter	N/A	N/A
Second Quarter	N/A	N/A
Third Quarter	$12.00	$1.03
Fourth Quarter	$4,00	$3.39

One Month Ended May 31, 2020	High	Low

First Quarter	$3.39	$3.39

The above prices reflect inter-dealer prices, without retail mark-up, mark-down or commissions and may not represent actual transactions.

Securities authorized for issuance under equity compensation plans

The following table provides information as of the period ended March 31, 2020 with respect to Company compensation plans (including individual compensation arrangements) under which equity securities of the Company are authorized for issuance.

Equity Compensation Plan Information
	A (1)		B	C
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column A)
Equity compensation plans approved by security holders	10,000,0	(1)	$1.18	2,463,5	(2)
Equity compensation plans not approved by security holders	-0-		-0-	-0-
Total	10,000,000		$1.18	2,463,582

_______________

(1)	Shares subject to stock options under the Company’s Fifth Amended Stock Option Plan.
(2)	Shares available for the grant of stock options and common stock purchase warrants to employees, directors, and consultants under the Fifth Amended Stock Option Plan.

Following is a brief description of the material features of each compensation plan under which equity securities of the Company are authorized for issuance. The Fifth Amended Stock Option Plan was adopted without approval of Company security holders.

The Company has granted stock options to certain employees and contractors under its Fifth Amended Stock Option Plan, assumed from Worldwide.  The Company is authorized to issue an aggregate of 10,000,000 options, as non-statutory stock options, under the Fifth Amended Stock Option Plan.  Currently outstanding options under the Fifth Amended Stock Option Plan vest over a period no greater than 3 years, and generally expire following the expiration of a short “window of exercise” following termination of employment or ten years from the date of grant.

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Holders

The approximate number of stockholders of record of the Company’s Common Stock on March 31, 2020 was 123.  The Company estimates that, in addition, there are approximately 4 stockholders with shares held in “street name.”

Dividends

The Company has never paid any cash dividends on its common stock, and it is anticipated that none will be paid in the foreseeable future.

Indemnification of Directors and Officers

Section 78.7502 of the Nevada Revised Statutes provides, in general, that a corporation incorporated under the laws of the State of Nevada, such as the Company, may indemnify any person who was or is a party, or is threatened to be made a party, to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than a derivative action by or in the right of the corporation) by reason of the fact that such person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person's conduct was unlawful.

To the extent that indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling our Company pursuant to the foregoing provisions, we have been informed that, in the opinion of the Commission, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. If a claim for indemnification against such liabilities (other than the payment by us of expenses incurred or paid by a director, officer or controlling person of our Company in the successful defense of any action, suit or proceeding) is asserted by any of our directors, officers or controlling persons, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by us is against public policy as expressed in the Securities Act and will be governed by the final adjudication of that issue.

Item 3.02. Unregistered Sales of Equity Securities.

Pursuant to the Merger Agreement, effective March 23, 2020 the former stockholders of Worldwide received an aggregate of 28,053,167 shares of the Company’s common stock. 26,905,167 of such shares were not registered under the Securities Act of 1933. The issuance of these shares was exempt from registration pursuant to Section 4(2) and Rule 501(a) of Regulation D promulgated by the Commission under the Securities Act of 1933.

Item 5.01. Changes in Control of Registrant.

As contemplated by the Merger Agreement, the transactions in the Company’s stock ownership described under Item 2.01 of this Report and the changes to the composition of the Board of Directors of the Company described under Item 5.02 of this Report, resulted in a change of control of the Company. The information under Items 2.01 and 5.02 of this Report is incorporated by reference into this Item 5.01.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the transactions contemplated by the Merger Agreement described under Item 1.01 of this Report, the Company’s Board of Directors increased in size to 2 persons. The officers and directors of the Company prior to the Merger resigned on the effective date of the Merger. Also pursuant to the Merger Agreement, and prior to her resignation, Yuliia Baranets, then the sole director, elected Messrs. E. Thomas Layton and Paul O. Williams to the Company’s Board of Directors.

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The members of the Board of Directors, plus the new executive officers of the Company, as appointed by the Board of Directors, and their respective titles are set forth below:

Name	Positions with the Company
E. Thomas Layton	Chairman of the Board, Chief Executive Officer

Paul O. Williams	Vice Chairman of the Board, President, Chief Financial Officer

Biographical and other information regarding these individuals is provided under the caption “Management” in Item 2.01 above, which is incorporated by reference into this Item 5.02.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The fiscal year end used by Lux Amber, Corp. prior to the merger (April 30), will remain unchanged.

Effective March 26, 2020, the Board of Directors of the Company adopted Amended and Restated Bylaws, to bring the Company’s bylaws up to the standard utilized for Worldwide (also a public company), the non-surviving company in the Merger.

Item 5.06. Change in Shell Company Status.

As described in Item 2.01 above, which is incorporated by reference into this Item 5.06, the Company ceased being a shell company (as defined in Rule 12b-2 under the Exchange Act of 1934, as amended) on the effective date of the Merger.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

As a result of the merger of Worldwide and the registrant as described in Item 2.01, the registrant is filing Worldwide’s audited financial information as Exhibit 99.2 to this Report.

(b) Pro forma financial information.

N/A

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(d) Exhibits.

Exhibit Number	Description

2.1

Agreement and Plan of Merger dated as of March 23, 2020, by and among Lux Amber, Corp., a Nevada corporation, Worldwide Specialty Chemicals Inc., a Delaware corporation, and WSC Newco, Inc., a Delaware corporation (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on April 1, 2020)

2.2 *

Bill of Sale, Assignment and Assumption Agreement entered into as of the Effective Time (as defined in the Merger Agreement), by and between Lux Amber, Corp., a Nevada corporation (as Transferor), and WSC Newco, Inc., a Delaware corporation (as Transferee)

3.1 *	Certificate of Merger filed with the Delaware Secretary of State

3.2 *	Articles of Merger filed with the Nevada Secretary of State

3.3 *	Amended and Restated Bylaws adopted effective March 26, 2020

21 *	Listing of subsidiaries

23.1 *	Consent of Whitley Penn LLP

99.1 *	Report of Independent Registered Public Accounting Firm

99.2 *

Audited Financial Statements of Worldwide Specialty Chemicals Inc. for the years ended December 31, 2019 and 2018.

Audited consolidated balance sheets of Worldwide Specialty Chemicals Inc. and subsidiaries dated December 31, 2019 and 2018.

Audited consolidated statements of operations of Worldwide Specialty Chemicals Inc. and subsidiaries for the years ended December 31, 2019 and 2018.

Audited consolidated statements of changes in shareholders’ equity of Worldwide Specialty Chemicals Inc. and subsidiaries for the years ended December 31, 2019 and 2018.

Audited consolidated statements of cash flows of Worldwide Specialty Chemicals Inc. and subsidiaries for the years ended December 31, 2019 and 2018.

________

* Filed herewith

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SIGNATURES

Pursuant to the requirements of Securities Exchange Act of 1934, the registrant had duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Lux Amber, Corp.

Dated: July 1, 2020	By:	/s/ E. Thomas Layton
E. Thomas Layton
Chairman of the Board and Chief Executive Officer

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